Exhibit 10.1

AMENDMENT NO. 1
TO THE
AMENDED AND RESTATED
INVESTOR’S RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of January 10, 2023 by and among Landos Biopharma, Inc., a Delaware corporation (the “Company”) and the Investors listed on the signature pages hereto, and amends that certain Amended and Restated Investor’s Rights Agreement, dated as of August 9, 2019, by and among the Company and the parties thereto (as amended or otherwise modified from time to time, the “Investor’s Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in Investor’s Rights Agreement.

RECITALS

WHEREAS, the Company and the Investors are parties to the Investor’s Rights Agreement;

WHEREAS, pursuant to Subsection 7.6 of the Investor’s Rights Agreement, the Investor’s Rights Agreement may be amended by the written consent of (a) the Company, and (b) the holders of a majority of the Registrable Securities then outstanding including Perceptive and RTW (such holders, the “Requisite Holders”);

WHEREAS, the undersigned Investors represent the Requisite Holders necessary to amend the Investor’s Rights Agreement pursuant to this Amendment; and

WHEREAS, the Company and the undersigned Investors desire to amend certain provisions of the Investor’s Rights Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto, intending to be legally bound, agree as follows:

1.
Amendment of Subsection 2.13 of the Investor’s Rights Agreement. Pursuant to Subsection 7.6 of the Investor’s Rights Agreement, Subsection 2.13 of the Investor’s Rights Agreement is hereby amended and restated in its entirety to read as follows:

“Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of (a) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration and (b) the fifth anniversary of Amendment No. 1 to the Amended and Restated Investor’s Rights Agreement.”

2.
Amendment of Schedule A of the Investor’s Rights Agreement. Pursuant to Subsection 7.6 of the Investor’s Rights Agreement, Schedule A of the Investor’s Rights Agreement is hereby amended to add the Investor named on Exhibit A to this Amendment to the existing Schedule A of the Investor’s Rights Agreement. The additional Investor shall become a party to the Investor’s Rights Agreement by executing and delivering an additional counterpart signature page to the Investor’s Rights Agreement and thereafter shall be deemed an “Investor” for all purposes thereunder.
3.
Investor’s Rights Agreement. The Investor’s Rights Agreement, as amended by this Amendment, contains the entire agreement among the parties with respect to the subject matter thereof and hereof and shall be read and construed together as a single agreement. Except to the extent amended hereby, all of the terms, provisions and conditions of the Investor’s Rights Agreement are hereby ratified and confirmed and shall remain in full force and effect in accordance with their terms and may only be further amended in accordance with the terms of the Investor’s Rights Agreement as of the date specified therein.
4.
Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
5.
Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.
6.
Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.
7.
Miscellaneous. This Amendment shall be subject to all applicable provisions of 7.2 (Governing Law and Disputes), 7.5 (Notices), 7.6 (Amendments and Waivers) and 7.12 (Delays or Omissions) of the Investor’s Rights Agreement, and such provisions are incorporated herein and shall apply to this Amendment mutatis mutandis as of the date set forth herein.

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Investor’s Rights Agreement as of the date first written above.

COMPANY:

LANDOS BIOPHARMA, INC.

By: /s/ Gregory Oakes

Name: Gregory Oakes

Title: Chief Executive Officer

Signature Page to Landos Biopharma, Inc.

Amendment No. 1 to Investor’s Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Investor’s Rights Agreement as of the date first written above.

INVESTOR:

PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD.

By: /s/ James Mannix

Name: James Mannix

Title: Chief Operating Officer

Signature Page to Landos Biopharma, Inc.

Amendment No. 1 to Investor’s Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Investor’s Rights Agreement as of the date first written above.

INVESTOR:

PERCEPTIVE XONTOGENY VENTURE FUND, L.P.

By: Perceptive Xontogeny Venture GP, LLC,

its General Partner

By: /s/ James Mannix

Name: James Mannix

Title: Chief Operating Officer

By: /s/ Frederick P. Callori

Name: Frederick P. Callori

Title: Authorized Representative

Signature Page to Landos Biopharma, Inc.

Amendment No. 1 to Investor’s Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Investor’s Rights Agreement as of the date first written above.

INVESTOR:

PX VENTURE (A), LLC

By: /s/ James Mannix

Name: James Mannix

Title: Authorized Signatory

Signature Page to Landos Biopharma, Inc.

Amendment No. 1 to Investor’s Rights Agreement

EXHIBIT A

Investors

Perceptive Xontogeny Venture Fund II, L.P.

c/o Perceptive Advisors, LLC

51 Astor Place, 10th Floor

New York, NY 10003